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                                                                    EXHIBIT 99.3

REPTRON ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEET
AS OF CONFIRMATION

                                                            UNAUDITED                                    PRO FORMA
                                                              OCT-03             ADJUSTMENTS           CONFIRMATION
                                                              ------             -----------           ------------
ASSETS

CURRENT ASSETS
  Cash                                                           805                    -                    805
  Accounts Receivable, net                                    16,878                    -                 16,878
  Inventories                                                 20,577                    -                 20,577
  Prepaids & Other                                             4,785                    -                  4,785
  Tax Assets                                                       -                    -                      -
                                                             -------              -------                 ------
      Total Current Assets                                    43,045                    -                 43,045

PROPERTY, PLANT & EQUIPMENT                                   20,628                    -                 20,628
GOODWILL                                                      26,779                    -                 26,779
DEFERRED TAX ASSETS (1)                                        2,480               (2,480)                     -
OTHER ASSETS (2)                                               1,695                 (350)                 1,345
                                                             -------              -------                 ------
TOTAL ASSETS                                                  94,627               (2,830)                91,797
                                                             ===================================================

LIABILITIES & EQUITY

CURRENT LIABILITIES
  Accounts Payable                                            18,200                    -                 18,200
  Current Portion Of LTD                                         617                    -                    617
  Accrued Expenses (3)                                         9,966               (6,009)                 3,957
  Income Tax Payable                                               -                    -                      -
  Other                                                            -                    -                      -
                                                             ---------------------------------------------------
      Total Current Liabilities                               28,783               (6,009)                22,774

LONG-TERM DEBT
  Inter-Company Payable/Receivable                                 3                    -                      3
  Convertible Notes (4)                                       76,315              (46,315)                30,000
  Capital Leases & Mortgages                                   3,617                    -                  3,617
  Bank Line Of Credit                                          7,715                    -                  7,715
                                                             ---------------------------------------------------
      Total Long-Term Debt                                    87,650              (46,315)                41,335

DEFERRED TAX LIABILITIES                                           -                    -                      -

EQUITY
Combined Equity / Retained Earnings (5)                      (21,806)              51,974                 30,168

TOTAL LIABILITIES & EQUITY                                    94,627                 (350)                94,277
                                                             ===================================================
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(1) Remove asset based on limitations of the asset going forward as well as potential offset by the debt relief gain.

(2) Remove asset related to previous financing expenses.

(3) Remove accrued unpaid interest on the convertible notes.

(4) Effect change of old notes for new notes.

(5) Effect balance sheet changes to equity and retained earnings.